SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2010 (July 1, 2010)

Global Resource Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50944	84-1565820
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1000 Atrium Way, Suite 100 Mount Laurel, New Jersey 08054
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (856) 767-5665

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 1, 2010, and effective as of that date, Kim O’Brien and Jonathan Simon each resigned as directors of the board of directors of Global Resource Corporation (the “Company”), pursuant to the letters of resignation delivered to the Company and attached hereto as Exhibits 17.1 and 17.2, respectively.

Any other agreements relating to the above referenced resignations will be filed in an amendment to this Form 8-K.

Item 9.01  Exhibits

     (d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit
Number	Description
------------	---------------
17.1	Resignation Letter, dated July 1, 2010, from Kim O’Brien
17.2	Resignation Letter, dated July 1, 2010, from Jonathan Simon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Resource Corporation

Dated: July 8, 2010	By:	/s/ Ken Kinsella
Ken Kinsella
Chief Executive Officer